                                              ---------------------------------
                                                         OMB APPROVAL
                                              ---------------------------------
                                               OMB NUMBER 3235-0060
                                               EXPIRES: NOVEMBER 30, 1996
                                               ESTIMATED AVERAGE BURDEN
                                               HOURS PER RESPONSE ....... 5.00
                                              ---------------------------------




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   JANUARY 10, 1996
                                                   -----------------------------


                              MEASUREX CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



DELAWARE                             1-8770                      94-165697
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)



    ONE RESULTS WAY, CUPERTINO, CALIFORNIA                         95014
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code      (408) 255-1500
                                                   -----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------

     On January 10, 1996, the merger ("Merger") of a wholly owned subsidiary of Measurex Corporation (the "Company") with and into Data Measurement Corporation ("DMC"), was completed, upon which DMC became a wholly-owned subsidiary of the Company. The Merger took place pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of September 16, 1995 (the "Reorganization Agreement") which resulted from arm's-length negotiations between representatives of each of the Company and DMC. Under the terms of the Reorganization Agreement, each share of Common Stock, par value $.01 per share, of DMC ("DMC Common Stock") was converted into the right to receive $18.625 in cash and holders of options and Convertible Subordinated Debentures due 1997 (the "Rights"), received cash equal to the spread between the exercise or conversion price under the applicable Rights and $18.625. The cash consideration totaled approximately $32 million and was funded from the Company's working capital reserves.

     DMC is located in Gaithersburg, Maryland and is a leading manufacturer for measurement systems in the steel industry.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(a-b) It is impracticable for the Company to file the financial statements of Data Measurement Corporation required by Item 7(a) and the pro forma financial information required by Item 7(b) at the time this report on Form 8-K is being filed. The financial statements required by Item 7(a) and the pro forma financial information required by Item 7(b) will be filed as soon as they are available and, in any event, within 60 days of the date this report is filed.

 (c) Exhibits
     --------

     2.1 Amended and Restated Agreement and Plan of Reorganization dated as of September 16, 1995 among the Company, DMC and MX Acquisition Company.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MEASUREX CORPORATION


                              By:   /s/ ROBERT MCADAMS, JR.
                                 --------------------------------------------
                                 Name: Robert McAdams, Jr.
                                 Title:  Executive Vice President, Finance
                                           and Information Services and
                                           Chief Financial Officer



Dated:  January 24, 1996

                               INDEX TO EXHIBITS
                               -----------------

                                                                        Sequentially
  Document No.                  Document                                Numbered Page
  ------------                  --------                                -------------
      2.1         Amended and Restated Agreement and Plan of
                  Reorganization dated as of September 16, 1995
                  among the Company, DMC and MX Acquisition Company.